8-K 1 v172757_8k.htm

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 17, 2014

000-27763

(Commission file number)

SITESTAR CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	88-0397234
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

7109 Timberlake Road

Lynchburg, VA 24502

(Address of principal executive offices) (Zip Code)

(434) 239-4272

(Registrant's telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant

On January 17, 2014, Sitestar Corporation (the “Company”) was notified that the Company’s independent registered public accounting firm Santora CPA Group (“Santora”) declined to stand for reelection as the independent registered public accounting firm of the Company.  The resignation was accepted by the Company’s Board of Directors.

Santora CPA Group’s reports on the financial statements of the Company for the years ended December 31, 2012 and 2011 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the fiscal years ended December 31, 2012 and 2011 and through January 17, 2014, there were (1) no disagreements with Santora on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Santora would have caused Santora to make reference to the subject matter of the disagreement(s) in connection with its reports;

and (2) one “reportable event” as such term is defined in Item 304(a)(1)(v) of Regulation S-K in that there were three material weaknesses in the internal control over financial reporting as disclosed in the Form 10-K for fiscal year ended December 31, 2012.  There were no other “reportable events.”

The Company has provided Santora with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”), and has requested that Santora furnish a letter addressed to the SEC stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of such letter, dated January 22, 2014, indicating that Santora is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.

On January 21, 2014, the Company engaged Ciro E. Adams, CPA, LLC (“Ciro Adams”) as the Company’s independent registered public accountant effective immediately.  The engagement was approved by the Board.  During the fiscal years ended December 31, 2012 and 2011 and through January 21, 2014, the Company did not consult with Ciro Adams regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

(d)    Exhibits

The following Exhibit No. 16.1 is filed with this Current Report on Form 8-K:

Letter to the Securities and Exchange Commission from Santora CPA Group dated January 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2014

SITESTAR CORPORATION

By:	/s/ Daniel Judd
Name: Daniel Judd
Title: CFO